American Century Strategic Asset Allocations, Inc. Prospectus Supplement Strategic Allocation: Aggressive Fund
Supplement dated August 1, 2015 ■ Prospectus dated April 1, 2015

The following replaces the tables in the Fees and Expenses section on page 12 of the prospectus:

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	B	C	R	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price for B Class shares or the lower of the original offering price or redemption proceeds for C Class shares)	None	None	None[1]	5.00%	1.00%	None	None
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	B	C	R	R6
Management Fee[2]	1.14%	0.94%	1.14%	1.14%	1.14%	1.14%	0.79%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%	1.00%	0.50%	None
Other Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.14%	0.94%	1.39%	2.14%	2.14%	1.64%	0.79%
Fee Waiver[3]	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses After Waiver	1.09%	0.89%	1.34%	2.09%	2.09%	1.59%	0.74%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.

[2]	The management fee has been restated to reflect the decrease in the management fee schedule effective August 1, 2014.

[3]
Effective August 1, 2015, the advisor has agreed to waive 0.05 percentage points of the fund’s management fee. The advisor expects this waiver to continue until March 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors.

	1 year	3 years	5 years	10 years
Investor Class	$111	$354	$620	$1,378
Institutional Class	$91	$292	$512	$1,147
A Class	$704	$983	$1,285	$2,140
B Class	$613	$963	$1,242	$2,272
B Class (if shares not redeemed)	$213	$663	$1,142	$2,272
C Class	$213	$663	$1,142	$2,462
R Class	$162	$510	$885	$1,935
R6 Class	$76	$244	$431	$970

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-86608   1508